AMERICAN GENERAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VL-R

PLATINUM INVESTOR(SM) SURVIVOR

LAST SURVIVOR FLEXIBLE PREMIUM

VARIABLE LIFE INSURANCE POLICY

SUPPLEMENT DATED SEPTEMBER 25, 2000

TO

PROSPECTUS DATED FEBRUARY 10, 2000

AS SUPPLEMENTED MAY 5, 2000

AND JULY 6, 2000

Effective September 25, 2000 American General Life Insurance Company ("AGL") is amending the prospectus for the sole purpose of describing certain requirements of the Platinum Investor Survivor policies available in Pennsylvania and Texas which are specific to only these two states. The specific requirements differ for Pennsylvania and Texas.

On Page 13 of the prospectus, under the heading "Must I invest any minimum amount in a Policy?", add an additional paragraph to the section titled "Monthly guarantee premiums" as the second paragraph of the section, to read as follows:

Policies issued in Texas do not provide for monthly guarantee premiums or for a guaranteed minimum death benefit. For this reason Policies purchased in Texas do not show a "Guaranteed Minimum Death Benefit Monthly Premium." ;

On page 18 of the prospectus, the section "What is my Policy's exchange option?"

is deleted in its entirety and replaced with the following:

What is my Policy's exchange option?

This option is not a rider. You as the owner of the Policy have the right at any time while both contingent insureds are living to request that the Policy be split into two separate policies, insuring each of the contingent insureds under new, single life policies. In order for you to exercise this option, neither contingent insured could have the "uninsurable" premium class when the original Policy was issued. Here are the additional features about the exchange option:

    You can choose the amount of coverage on each policy, as long as the total equals the death benefit amount of the Policy. We will transfer the cash surrender value of the Policy, after paying off any outstanding loan, to the new policies in the same proportion as the new face amounts are to each other (except for Policies issued in Texas, where outstanding loans are also transferred to the new policies in the same proportion as the new face amounts are to each other).

    The new policies can be any flexible or level premium whole life policy or endowment plan we would ordinarily issue when the option is exercised.

    The new policies are subject to underwriting based on our established procedures. This option requires that both contingent insureds are found to be insurable.

    You can choose to exchange without underwriting only if the contingent insureds were married to one another and have divorced, the Federal unlimited marital deduction is repealed, or there is a reduction of at least 50% of the tax rate in the maximum Federal estate tax bracket. However, in the case of divorce, the divorce decree must have been final at least 24 months before the exchange. In these situations, the original Policy's specified amount and cash surrender value will be split equally between the two new policies (except in Pennsylvania, where underwriting is required without exception if the contingent insureds are divorced from one another).

    The Policy terminates when we issue the new policies.

    Under each of the new policies, if the insured commits suicide within the first two policy years, we will limit the death benefit proceeds to the total of all premiums that have been paid on the Policy insuring the deceased person to the time of death minus any outstanding policy loans (plus any unearned loan interest) and partial surrenders.

In Texas the first two policy years limit runs from the date of issue of the Policy but only for insurance coverage that does not require new underwriting information.

    There is no additional charge for this option or its exercise.

On page 24 of the prospectus, the last paragraph and the first two points under it are deleted in their entirety and replaced with the following:

Separate tables are included to show both current and guaranteed maximum charges. The charge assumed in the following tables include:

    a charge for state premium tax (or a tax charge back if we issued the Policy in Oregon), assumed to be 2.0% (for both current and guaranteed maximum charges);

    after we deduct premium taxes (or a tax charge back if we issued the Policy in Oregon), a deduction from the remainder of each premium payment of 6.5% for each premium we receive during the first 10 Policy years, and 1% thereafter after deducting premium taxes (or a tax charge back for Oregon). These rates are for both current and guaranteed charges except in Pennsylvania where the 6.5% charge is for the first 18 Policy years on a guaranteed basis. As a result in Pennsylvania the guaranteed accumulation and cash surrender values will be lower after the first 10 Policy years than the values we show on page 27;

On Page 41 of the prospectus, the section "Delay to challenge coverage" is deleted in its entirety and replaced with the following:

Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    We cannot challenge the Policy after it has been in effect, during either contingent insured's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in some other way. Some states may also require that we calculate the amount we are required to pay in some other way.)

    We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during either contingent insured's lifetime.